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                                                            EXHIBIT 10.2


                         AMENDMENT TO LICENSE AGREEMENT


    This Amendment to License Agreement ("Amendment") is entered into as of August 26, 1997, by and between Avid Corporation, a Pennsylvania corporation ("Licensee"), and The DuPont Merck Pharmaceutical Company, a Delaware general partnership ("Licensor"), and amends certain terms of that certain License Agreement dated December 18, 1996, between Licensee and Licensor (the "Agreement"). Capitalized terms not defined herein shall have the meanings given to them in the Agreement.

                                    RECITALS

    A. Licensee and Licensor have previously entered into the Agreement, pursuant to which Licensor has licensed certain technology to Licensee.

    B. Licensee and Licensor desire to amend certain terms of the Agreement as set forth in this Amendment.

    NOW, THEREFORE, for good and valuable consideration, Licensee and Licensor hereby agree as follows:

    1.   AMENDMENTS.  The Agreement is hereby amended as follows:

         a. SECTION 1.10. In Section 1.10, the words "bismethanesulfonic acid salt" in the fourth and fifth lines are hereby deleted, and the words "and all salts thereof, and all esters of the vicinal dihydroxy group and all salts thereof" are hereby inserted after the word "3-diazepin-2-one," in the fourth line.

         b. SECTION 3.05. In Section 3.05, the first two sentences are hereby deleted, and the following sentences are hereby added to the beginning of Section 3.05: "Licensee has the right to sublicense the rights granted it pursuant to this Agreement to any unrelated, unaffiliated third party after obtaining Licensor's prior written consent. Licensor agrees to consider any request for consent to sublicense in good faith and shall not unreasonably withhold or delay such consent. In the event Licensee sublicenses the rights granted it hereunder to any unrelated, unaffiliated third party, then
Licensee shall pay Licensor      ***       of the cash equivalent of any
license fee and technology premium equity payment that Licensee receives it from its Sublicensee ("Additional Payment").


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         c.   SECTION 6.01:    In Section 6.01, insert the subsection
designation "(i)" after the section heading and before the first sentence and add the following sentences as a new Section 6.01 (ii):

         "(ii) Licensor shall reasonably cooperate with Licensee and shall provide Licensee with copies of material filings and correspondence pertaining to the prosecution and maintenance of the Patent Rights ("Patent Prosecution Activities") and give Licensee an opportunity to comment thereon. Licensor shall consider requests made by Licensee to pursue Patent Prosecution Activities, and shall make a good faith determination of whether to pursue such Patent Prosecution Activities. Licensor shall provide notice to Licensee of any decision by Licensor to discontinue or to not pursue Patent Prosecution Activities in a particular country promptly upon reaching such decision and, in the case of a decision to discontinue Patent Prosecution Activities, no
         less than       ***     before the discontinuance thereof.  Upon
         receipt of such notice, or in the event that Licensor fails to timely pursue Patent Prosecution Activities, Licensee shall be free at its own expense, to pursue, continue or discontinue any or all of the Patent Prosecution Activities in that particular country. Upon the request of Licensee, Licensor shall consider in good faith filing for reissue patents with claims specifically directed to the Licensed Compound and methods for its therapeutic use. Notwithstanding anything to the contrary, failure by Licensor to perform any of its obligations described in this Section 6.01 (ii) shall not be considered a breach of this Agreement."

         d. SECTION 11.03. Section 11.03 is hereby amended in its entirety to read as follows:

    "Both Licensor and Licensee may freely transfer or assign their rights and obligations under this Agreement to any Affiliate without the prior consent of the other party. Licensee may not assign its rights and obligations under this Agreement to any unrelated, unaffiliated third party without the prior written consent of Licensor and any attempted assignment without such consent shall be void. Licensor agrees to consider any request for such an assignment in good faith and shall not unreasonably withhold or delay its consent thereto. As a condition to any transfer or assignment, the transferee must agree to be bound by the obligations of the transferor. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns."

         e. SCHEDULE B. Schedule B is hereby amended in its entirety and replaced with Schedule B in the form attached to this Amendment.


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    2.   ACKNOWLEDGEMENT.  Licensor hereby acknowledges that, as of the date hereof, Licensee has substantially complied with the Development Schedule and
has satisfied its         ***      under Section 5.01 of the Agreement.

    3. GENERAL TERMS. The Agreement, as amended by this Amendment, constitutes the entire agreement between Licensee and Licensor regarding the subject matters contained therein and herein. In the event of any conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall govern and control. This Amendment shall be governed
by, and construed in accordance with, the laws of the      ***      without
regard to its conflicts of laws principles. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. If any provision of this Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof-, provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

    IN WITNESS WHEREOF, Licensee and Licensor have each executed this Amendment through an authorized officer as of the date written below.

                                   AVID CORPORATION


                                   By: /s/  illegible
                                       ---------------------------------------

                                   Its: Executive Vice Pres & General Counsel
                                        --------------------------------------

                                   Date:     August 26, 1997
                                         -------------------------------------


                                   THE DUPONT MERCK
                                   PHARMACEUTICAL COMPANY


                                   By: /s/  illegible
                                       ---------------------------------------

                                   Its: President
                                        --------------------------------------

                                   Date: August 26, 1997
                                         -------------------------------------


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                                   SCHEDULE B



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